[SHIP]
                            THE VANGUARD GROUP (R)
                          VANGUARD TAX-MANAGED FUNDS (R)
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 19, 2005

IMPORTANT CHANGE TO THE 2% REDEMPTION FEE
The 2% redemption fee for each of the Vanguard Tax-Managed Funds has been eliminated, effective at the close of business on September 14, 2005. The Funds' 1% redemption fee applies to shares redeemed within five years of purchase. The fee is assessed on shares redeemed by selling, by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy.
     The Shareholder Fees section of the "Fees and Expenses" table is revised for all share classes as follows:

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                      None
Purchase Fee:                                                  None*
Sales Charge (Load) Imposed on Reinvested Dividends:           None
Redemption Fee:                                                  1%**


* The Fund reserves the right to deduct a purchase fee from future purchases of shares.
** The 1% fee applies to shares redeemed within five years of purchase by selling, by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.








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Vanguard Marketing Corporation, Distributor.                      PS087 092005